================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                   ----------



Date of Report (Date of earliest event reported): May 23, 2002



                               SL INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)



New Jersey                            1-4987             21-0682685
(STATE OR OTHER JURISDICTION OF       (COMMISSION        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NUMBER)



                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (856) 727-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS.

        On May 23, 2002, SL Industries, Inc. (the "Company") and its lenders reached an agreement, pursuant to which the lenders granted a waiver of default and amended certain financial covenants of the Company's Revolving Credit Facility, so that the Company is in full compliance with the Revolving Credit Facility after giving effect to the amendment. The agreement provides, among other things, for the Company to pay-down outstanding borrowings by $660,000 to $25,500,000, and for the payment to the lenders of an amendment fee of $130,000 at closing.

        For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and to the form of Second Amendment attached hereto as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     The following are filed as Exhibits to this Report:

Exhibit Number     Description
--------------     -----------
       99.1        Press Release dated May 23, 2002 (transmitted herewith).

       99.2        Form of Second Amendment and Waiver to Second Amended and
                   Restated Credit Agreement, dated May 23, 2002, among SL
                   Industries, Inc., SL Delaware, Inc., GE Capital CFE, Inc., as
                   Agent, and certain other parties to the Credit Agreement
                   (transmitted herewith).

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SL INDUSTRIES, INC.


Dated: May 23, 2002           By: /s/ David R. Nuzzo
                                  -------------------------------------------
                                  David R. Nuzzo
                                  Vice President Finance and Administration

                                  EXHIBIT INDEX



Exhibit Number     Description
--------------     -----------
       99.1        Press Release dated May 23, 2002.

       99.2        Form of Second Amendment and Waiver to Second Amended and
                   Restated Credit Agreement, dated May 23, 2002, among SL
                   Industries, Inc., SL Delaware, Inc., GE Capital CFE, Inc., as
                   Agent, and certain other parties to the Credit Agreement.